Exhibit 10.1

COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (the “Agreement”), dated as of September 19, 2022 (the “Execution Date”), is entered into between Edgemode, Inc., a Nevada corporation (the “Company”), and Alumni Capital LP, a Delaware limited partnership (the “Investor”).

RECITALS:

WHEREAS, upon the terms and subject to the conditions contained herein, the Investor shall be obligated to purchase up to Fifteen Million Dollars ($15,000,000) of Common Stock after a Registration Statement is declared effective by the Securities and Exchange Commission (“SEC”), pursuant to the terms and subject to the conditions set forth in this Agreement;

NOW THEREFORE, in consideration of the foregoing recitals, which shall be considered an integral part of this Agreement, the covenants and agreements set forth hereafter, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Investor hereby agree as follows:

SECTION I DEFINITIONS

For all purposes of and under this Agreement, the following terms shall have the respective meanings below, and such meanings shall be equally applicable to the singular and plural forms of such defined terms.

Average Daily Trading Volume” means the average number of shares traded within a day.

“Business Day” shall mean any day on which the Principal Market for the Common Stock is open for trading from the hours of 9:30 am until 4:00 pm eastern time.

“Closing Date” shall mean a date that is no later than five (5) Business Days after the Purchase Notice Date.

“Commitment Period” shall mean the period beginning on the Execution Date and ending on the expiration or termination of this Agreement.

“Common Stock” means the Company’s common stock and any other class of securities into which such securities may hereafter be reclassified or changed.

“Principal Market” shall mean the New York Stock Exchange, the NYSE Amex, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the OTC Markets, whichever is the market on which the Common Stock is listed.

“Purchase Notice” shall mean the written notice sent to the Investor by the Company stating the number of Common Stock that the Company intends to sell to the Investor pursuant to the terms of this Agreement.

“Purchase Notice Limit” shall mean the maximum amount of Common Stock the Company may request the Investor to purchase per each Purchase Notice shall be the lesser of: (i) two hundred fifty percent (250%) of the Average Daily Trading Volume five (5) Business Days prior to the Purchase Notice or (ii) $500,000.

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“Investment Amount” shall mean the Common Stock in a Purchase Notice multiplied by: (i) eighty percent (80%) of the lowest daily Volume-Weighted Average Price of the Common Stock five Business Days prior to the Closing Date.

“Registration Statement” shall have the meaning set forth in Section 7.1 below.

“Securities” shall mean, collectively, the Common Stock issued pursuant to the terms of this Agreement, including the Commitment Shares.

SECTION II

PURCHASE AND SALE OF SECURITIES

2.1  PURCHASE AND SALE OF SECURITIES. Subject to the terms and conditions set forth herein, the Company shall sell to the Investor, and the Investor shall purchase from the Company, a number of shares of Common Stock having an aggregate value of Fifteen Million Dollars ($15,000,000).

2.2  DELIVERY OF PURCHASE NOTICES. Subject to the terms and conditions herein, including without limitation Section 7 below, and from time to time during the Commitment Period, the Company may, in its sole discretion, deliver a Purchase Notice to the Investor which states the amount of Securities which the Company intends to sell to the Investor on a Closing, provided that the Common Stock in each Purchase Notice shall not exceed the Purchase Notice Limit. No Purchase Notice shall be sent if the Volume-Weighted Average Price of Securities is at or below $0.01 during the five Business Days prior to the delivery of a Purchase Notice. The Purchase Notice shall be in the form attached hereto and incorporated herein by reference. During the Commitment Period, the Company shall not submit a Purchase Notice until the previous Closing has been completed. No Purchase Notice will be made in an amount less than twenty-five thousand dollars ($25,000) or greater than the Purchase Notice Limit.

2.3  MECHANICS OF PURCHASE OF SECURITIES BY INVESTOR. The Closing of a Purchase Notice shall occur no later than the five (5) Business Days following receipt of Securities by Investor’s custodian (the “Purchase Notice Date”). The Investor shall deliver the Investment Amount (less $5,000 for clearing fees) by wire transfer of immediately available funds to an account designated by the Company one (1) Business Day after the Closing Date. In addition, on or prior to such Closing, each of the Company and Investor shall deliver to each other all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.

2.4  LIMITATION ON AMOUNT OF OWNERSHIP. Notwithstanding anything to the contrary in this Agreement, in no event shall the Investor be entitled to purchase that number of Securities, which when added to the sum of the number of Common Stock beneficially owned (as such term is defined under Section 13(d) and Rule 13d- 3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)), by the Investor, would exceed 9.99% of the Common Stock outstanding on the Purchase Notice Date, as determined in accordance with Rule 13d-1(j) of the 1934 Act.

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SECTION III

INVESTOR’S REPRESENTATIONS, WARRANTIES AND COVENANTS

NO SHORT SALES. No short sales shall be permitted by the Investor or its affiliates during the Commitment Period.

SECTION IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as disclosed on the Company’s SEC Documents, the Company represents and warrants to the Investor that:

4.1  ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada, and has the requisite corporate power and authorization to own its properties and to carry on its business as now being conducted. Both the Company and the companies it owns or controls (“Subsidiaries”) are duly qualified to do business and are in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means a change, event, circumstance, effect or state of facts that has had or is reasonably likely to have, a material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Agreement.

4.2 AUTHORIZATION; ENFORCEMENT; COMPLIANCE WITH OTHER INSTRUMENTS.

i.	The Company has the requisite corporate power and authority to enter into the Agreement and to issue the Securities in accordance with the terms hereof.

ii.

The execution and delivery of the Agreement by the Company

and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Securities pursuant to this Agreement, have been duly and validly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors, or its shareholders.

iii.	The Agreement has been duly and validly executed and delivered by the Company.

iv.

The Agreements constitutes the valid and binding obligations of the

Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

4.3  ISSUANCE OF SECURITIES. The Company has reserved the amount of Securities included in the Company’s registration statement for issuance pursuant to the Agreement, which have been duly authorized and reserved (subject to adjustment pursuant to the Company’s covenant set forth in Section 5.5 below) pursuant to this Agreement. Upon issuance in accordance with this Agreement, the Securities, including the Commitment Shares, will be validly issued, fully paid for and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. In the event the Company cannot register a sufficient number of Securities for issuance pursuant to this Agreement, the Company will use its best efforts to authorize and reserve for issuance the number of Securities required for the Company to perform its obligations hereunder as soon as reasonably practicable.

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4.4 INTENTIONALLY OMITTED.

4.5  DILUTIVE EFFECT. The Company understands and acknowledges that the number of Securities issuable upon purchases pursuant to this Agreement will increase in certain circumstances including, but not necessarily limited to, the circumstance wherein the trading price of the common stock declines during the Commitment Period. The Company’s executive officers and directors have studied and fully understand the nature of the transactions contemplated by this Agreement and recognize that they have a potential dilutive effect on the shareholders of the Company. The Board of Directors of the Company has concluded, in its good faith business judgment, and with full understanding of the implications, that such issuance is in the best interests of the Company. The Company specifically acknowledges that, subject to such limitations as are expressly set forth in the Agreement, its obligation to issue Securities upon purchases pursuant to this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

SECTION V COVENANTS OF THE COMPANY

5.1  BEST EFFORTS. The Company shall use all commercially reasonable efforts to timely satisfy each of the conditions set forth in this Agreement.

5.2  REPORTING STATUS. Until one of the following occurs, the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status, or take an action or fail to take any action, which would terminate its status as a reporting company under the 1934 Act: (i) this Agreement terminates pursuant to Section 6 and the Investor has the right to sell all of the Securities without restrictions pursuant to Rule 144 promulgated under the 1933 Act, or such other exemption, or (ii) the date on which the Investor has sold all the Securities.

5.3  USE OF PROCEEDS. The Company will use the proceeds from the sale of the Securities for general corporate and working capital purposes and acquisitions or assets, businesses or operations or for other purposes that the Board of Directors, in good faith deem to be in the best interest of the Company.

5.4  FINANCIAL INFORMATION. During the Commitment Period, the Company agrees to make available to the Investor via EDGAR or other electronic means the following documents and information on the forms set forth: (i) within five (5) Business Days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any Registration Statements or amendments filed pursuant to the 1933 Act; (ii) copies of any notices and other information made available or given to the shareholders of the Company generally, contemporaneously with the making available or giving thereof to the shareholders; and (iii) within two (2) calendar days of filing or delivery thereof, copies of all documents filed with, and all correspondence sent to, the Principal Market, any securities exchange or market, or the Financial Industry Regulatory Association, unless such information is material nonpublic information.

5.5  RESERVATION OF SECURITIES. The Company shall take all action necessary to at all times have authorized, and reserved the amount of Securities included in the Company’s registration statement for issuance pursuant to the Agreement. In the event that the Company determines that it does not have a sufficient number of common stock to reserve and keep available for issuance as described, the Company shall use all commercially reasonable efforts to increase the number of common stock by seeking shareholder approval.

5.6   ISSUANCE OF COMMITMENT SHARES. In consideration for the Investor’s execution and delivery of this Agreement, the Company shall cause to be issued to the Investor 2,521,008 shares of Common Stock, which is equal to 2% of the Commitment Amount divided by volume-weighted average price of Common Stock during the five day period prior to the Execution Date, (collectively, the “Commitment Shares”), with attendant and applicable Irrevocable Transfer Agent Instructions. For the avoidance of doubt, all of the Commitment Shares shall be fully earned as of the Execution Date, whether or not any Purchase Notice is issued or any Common Stock is purchased by the Investor under this Agreement and irrespective of any termination of this Agreement.

5.7  LISTING. The Company shall maintain the listing of the common stock on the Principal Market and each other national securities exchange and automated quotation system, if any, upon which common stock are then listed (subject to official notice of issuance) and shall maintain, such listing of all common stock from time to time issuable under the terms of the Agreement. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the common stock on the Principal Market (excluding suspensions of not more than one (1) Business Day resulting from business announcements by the Company). The Company shall promptly provide to the Investor copies of any notices it receives from the Principal Market regarding the continued eligibility of the common stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 5.7.

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5.8  CORPORATE EXISTENCE. The Company shall use all commercially reasonable efforts to preserve and continue the corporate existence of the Company.

5.9 NOTICE OF CERTAIN EVENTS AFFECTING REGISTRATION; SUSPENSION OF RIGHT TO SUBMIT A PURCHASE NOTICE. The Company shall promptly notify the Investor upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of the Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Securities for sale in any jurisdiction or the initiation or notice of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company’s reasonable determination that a post-effective amendment or supplement to the Registration Statement would be appropriate, and the Company shall promptly make available to Investor any such supplement or amendment to the related prospectus.

5.10  TRANSFER AGENT. The Company shall deliver instructions to its transfer agent to issue Securities to the Investor that are issued to the Investor pursuant to the Transaction Documents.

5.12 ACKNOWLEDGEMENT OF TERMS. The Company hereby represents and warrants to the Investor that: (i) it is voluntarily entering into this Agreement of its own freewill, (ii) it is not entering this Agreement under economic duress, (iii) the terms of this Agreement are reasonable and fair to the Company, and (iv) the Company has had independent legal counsel of its own choosing review this Agreement, advise the Company with respect to this Agreement, and represent the Company in connection with this Agreement.

SECTION VI

EXPIRATION

This Agreement shall expire either upon:

6.1   when the Investor has purchased Fifteen Million Dollars ($15,000,000) of Securities pursuant to this Agreement; or

6.2 December 31, 2023.

The Company may terminate this Agreement at any time by written notice to the Investor.

SECTION VII

CONDITIONS TO THE INVESTOR’S OBLIGATION TO PURCHASE COMMON STOCK

The Company shall not be entitled to deliver any Purchase Notice to the Investor, and the Investor shall have no obligation to accept or close upon any Purchase Notice, unless each of the following conditions has been satisfied as of the date of such Purchase Notice:

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7.1  REGISTRATION STATEMENT. The Company shall use its reasonable best efforts to file a registration statement for the resale of the Securities not later than twenty (20) Business Days following the Execution Date (the “Filing Date”), which shall be filed on such form as the Company can qualify to use (the parties understanding that the Form S-3 is preferable to the Form S-1) as set forth in this section (the “Registration Statement”). The term “Registration Statement” shall include any prospectus, amendments and supplements to such registration statement or prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement. If Form S-3 is not available for the registration of the resale of Securities hereunder, the Company shall (i) register the resale of the Securities on another appropriate form and (ii) undertake to register the Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a registration statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC. The Company shall use best efforts to cause a Registration Statement filed under this Agreement to be declared effective under the Securities Act of 1933 (the “Securities Act”) as soon as possible after its filing, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until all Securities have been sold, thereunder or pursuant to Rule 144. The Company shall immediately notify the Investor in writing of the effectiveness of a Registration Statement on the same Business Day that the Company telephonically confirms effectiveness with the SEC (the “Effective Date”), which shall be the date requested for effectiveness of such Registration Statement. The Company shall, by 9:30 a.m. Eastern Time on the Business Day after the Effective Date, file a final Prospectus with the SEC as required by Rule 424. The Registration Statement covering the resale of the Securities shall have been declared effective under the Securities Act by the SEC and stay effective at all times during the Commitment Period.

7.2  LISTING. The Common Stock shall be listed or quoted on the Principal Market, trading in the Common Stock shall not have been within the last 365 days suspended by the SEC or the Principal Market for one or more Business Days, and all Securities to be issued by the Company to the Investor pursuant to this Agreement shall have been, approved for listing or quotation on the Principal Market in accordance with the applicable rules and regulations of the Principal Market.

7.3  REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company shall be true and correct in all material aspects as of the date hereof and as of the Execution Date as though made at that time and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied, or compiled by the Company at or prior to the Execution Date. The Investor shall have received a certificate, executed by the CEO, President or CFO of the Company, dated as of the Execution Date, to the foregoing effect in the form attached hereto as Exhibit A.

7.4  COMMITMENT SHARES. Subject to Rule 144 under the Securities Act or the Registration Statement being declared effective, the Company shall have (i) caused the Commitment Shares to be delivered as DWAC or DRS Shares and (ii) removed all restrictive and other legends from the certificates or book-entry statements representing the Commitment Shares.

7.5    SECRETARY’S CERTIFICATE. The Company shall have delivered to the Investor a secretary’s certificate executed by the Secretary of the Company, dated as of the Execution Date, in the form attached hereto as Exhibit B.

SECTION VIII

TRANSFER AGENT INSTRUCTIONS

8.1   Transfer Agent Instructions. On the Execution Date and on the Filing Date, the Company shall issue irrevocable instructions to the Transfer Agent substantially in the form attached hereto as Exhibit C to issue the Commitment Shares in accordance with the terms of this Agreement (the “Irrevocable Transfer Agent Instructions”).

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8.2  ISSUANCE. At such time that the Investor shall request, provided all conditions of Rule 144 under the Securities Act are met, the Company shall, no later than one (1) Business Day following the delivery by the Investor to the Company or the Transfer Agent of one or more legended certificates or book-entry statements representing the Commitment Shares (which certificates or book-entry statements the Investor shall promptly deliver on or prior to the first to occur of the events described in clauses (i) and (ii) of this sentence), as directed by the Investor, issue and deliver (or cause to be issued and delivered) to the Investor, as requested by the Investor, either: (A) a certificate or book-entry statement representing such Commitment Shares that is free from all restrictive and other legends or (B) a number of shares of Common Stock equal to the number of Commitment Shares represented by the certificate(s) or book-entry statement(s) so delivered by the Investor as DWAC or DRS Shares. The Company shall take all actions to carry out the intent and accomplish the purposes of the immediately preceding sentence, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Transfer Agent, and any successor transfer agent of the Company, as may be requested from time to time by the Investor or necessary or desirable to carry out the intent and accomplish the purposes of the immediately preceding sentence. On the Execution Date, the Company shall issue to the Transfer Agent, and any subsequent transfer agent, irrevocable instructions in the form substantially similar to those used by the Investor in substantially similar transactions (the “Execution Irrevocable Transfer Agent Instructions”) to issue the Securities in accordance with the terms of this Agreement. All Securities to be issued from and after the Execution Date to or for the benefit of the Investor pursuant to this Agreement shall be issued only as DWAC or DRS Shares. The Company represents and warrants to the Investor that, while this Agreement is effective, no instruction other than the Execution Irrevocable Transfer Agent Instructions will be given by the Company to the Transfer Agent with respect to the Commitment Shares or the Securities from and after Commencement, and the Securities covered by the Registration Statement shall otherwise be freely transferable on the books and records of the Company. The Company agrees that if the Company fails to fully comply with the provisions within five (5) Business Days of the Investor providing the deliveries referred to above, the Company shall, at the Investor’s written instruction, purchase such shares of Common Stock containing the Restrictive Legend from the Investor at the greater of the (i) Purchase Price paid for such shares of Common Stock (as applicable) and (ii) the Closing Sale Price of the Common Stock on the date of the Investor’s written instruction. Notwithstanding anything to the contrary in this Agreement, the issuance of shares via DWAC or DRS or without a restrictive legend shall be subject to Rule 144 under the Securities Act or the shares being registered under an effective registration statement.

SECTION IX

INDEMNIFICATION

In consideration of the mutual obligations set forth in the Agreement, the Company (the “Indemnitor”) shall defend, protect, indemnify and hold harmless the Investor and all of the investor’s shareholders, officers, directors, employees, counsel, and direct or indirect investors and any of the foregoing person’s agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (I) any misrepresentation or breach of any representation or warranty made by the Indemnitor or any other certificate, instrument or document contemplated hereby or thereby; (II) any breach of any covenant, agreement or obligation of the Indemnitor contained in the Agreement or any other certificate, instrument or document contemplated hereby or thereby; or (III) any cause of action, suit or claim brought or made against such Indemnitee by a third party and arising out of or resulting from the execution, delivery, performance or enforcement of the Agreement or any other certificate, instrument or document contemplated hereby or thereby, except insofar as any such misrepresentation, breach or any untrue statement, alleged untrue statement, omission or alleged omission is made in reliance upon and in conformity with information furnished to Indemnitor which is specifically intended for use in the preparation of any such Registration Statement, preliminary prospectus, prospectus or amendments to the prospectus. To the extent that the foregoing undertaking by the Indemnitor may be unenforceable for any reason, the Indemnitor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The indemnity provisions contained herein shall be in addition to any cause of action or similar rights Indemnitor may have, and any liabilities the Indemnitor or the Indemnitees may be subject to.

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SECTION X

GOVERNING LAW; DISPUTES SUBMITTED TO ARBITRATION

10.1  LAW GOVERNING THIS AGREEMENT. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state or federal courts located in New York, New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

10.2  LEGAL FEES; AND MISCELLANEOUS FEES. Except as otherwise set forth in the Agreement, each party shall pay the fees and expenses of its advisers, counsel, the accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Any attorneys’ fees and expenses incurred by either the Company or the Investor in connection with the preparation, negotiation, execution and delivery of any amendments to this Agreement or relating to the enforcement of the rights of any party, after the occurrence of any breach of the terms of this Agreement by another party or any default by another party in respect of the transactions contemplated hereunder, shall be paid on demand by the party which breached this Agreement and/or defaulted, as the case may be. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of any Securities.

10.3  SURVIVAL. The representations and warranties of the Company and the Investor contained in this Agreement shall survive the Closing and the expiration of this Agreement.

10.4  PRICING OF SECURITIES. For purposes of this Agreement, the Investment Amount shall be as reported by Investor.

SECTION XI

NON-DISCLOSURE OF NON-PUBLIC INFORMATION

The Company shall not disclose non-public information to the Investor except as otherwise required by the SEC.

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Your signature on this Signature Page evidences your agreement to be bound by the terms and conditions of this Agreement as of the date first written above. The undersigned signatory hereby certifies that he has read and understands this Agreement, and the representations made by the undersigned in this Agreement are true and accurate, and agrees to be bound by its terms.

COMPANY:

EDGEMODE, INC. By: Name: Charlie Faulkner Title: Chief Executive Officer INVESTOR:

ALUMNI CAPITAL LP

By: Alumni Capital GP LLC, it’s General Partner

Ashkan Mapar

By: Ashkan Mapar (Sep 19, 2022 16:57 EDT)

Name: Ashkan Mapar Title: General Partner

By: Alumni Capital Management LLC, it’s Investment Manager

Ashkan Mapar

By: _Ashkan Mapar (Sep 19, 2022 16:57 EDT)

Name: Ashkan Mapar

Title: Portfolio Manager

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PURCHASE NOTICE

Date__________

ALUMNI CAPITAL LP,

This is to inform you that as of today the Company hereby elects to exercise its right pursuant to this Agreement to sell you ___________ Securities.

Regards,

Edgemode, Inc.

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